DEFERRED TAXES (Details) - Schedule of Effective Income Tax Rate Reconciliation - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Schedule of Effective Income Tax Rate Reconciliation [Abstract]
Income tax benefit at statutory rate	$ (2,987,334)	$ (2,356,247)
State income tax benefit, net of Federal benefit	(406,805)	(320,866)
Amortization of debt discount	561,936	291,937
Gain on derivative	(81,368)
Other	1,349	2,869
Valuation allowance	2,912,222	2,382,307
	$ 0	$ 0